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                                                                   EXHIBIT-10.27


                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

         THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of December 19, 1997 is made by ACC CORP., a Delaware corporation (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Administrative Agent"), as Administrative Agent for the ratable benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).


                              STATEMENT OF PURPOSE

         The Pledgor has previously executed and delivered to the Administrative Agent a Pledge Agreement dated as of July 21, 1995, as amended by the Amended and Restated Pledge Agreement dated as of January 14, 1997 (the "First Amended and Restated Pledge Agreement").

         Pursuant to the Second Amended and Restated Credit Agreement, dated as of even date herewith (as amended, restated or otherwise modified, the "Credit Agreement"), between the Pledgor and certain Subsidiaries of the Pledgor as Borrowers thereunder (collectively, the "Borrowers"), the Lenders and the Administrative Agent, the Lenders will provide Extensions of Credit to the Borrowers as more specifically described in the Credit Agreement.

         The Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Domestic Subsidiaries and the Foreign Subsidiaries, as specified on Schedule 1 attached hereto and incorporated herein by reference (collectively, the "Issuers").

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that the Pledgor amend and restate the First Amended and Restated Pledge Agreement, and the Pledgor has agreed to do so pursuant to the terms of this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into and make available Loans pursuant to the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent for the ratable benefit of itself and Lenders as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.
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                  "Collateral" means the Pledged Stock and all Proceeds.

                  "Foreign   Subsidiaries"   means  the  collective   reference
          to  all Subsidiaries that are not Domestic Subsidiaries.

                  "Pledge Agreement" means this Second Amended and Restated Pledge Agreement, as further amended, restated or otherwise modified.

                  "Pledged  Stock"  means the  shares of  capital  stock of each
         Issuer listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds"  means all  "proceeds"  as such term is  defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Secured Obligations" means the Obligations of the Pledgor as defined in the Credit Agreement and any renewals or extensions of any of such Obligations.

         2. Pledge and Grant of Security Interests. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders, all of the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in such Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

         4. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute the Credit Agreement, provide any Extensions of Credit and accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

                  (a) the Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;
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                  (b) this  Pledge  Agreement  constitutes  a legal,  valid  and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the  execution,  delivery and  performance  of this Pledge
         Agreement will not violate any provision of any Applicable Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Applicable Law or contractual obligation, except as contemplated hereby;

                  (d) except as contemplated in Section 11 hereof, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or any Issuer), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Pledge Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (f) the shares of Pledged Stock listed on Schedule 1 constitute all the issued and outstanding shares of all classes of the capital stock of each of the Domestic Subsidiaries and constitute 66.66% of all the issued and outstanding shares of all classes of capital stock of all Foreign Subsidiaries owned by the Pledgor;

                  (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule 1, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

                  (i) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock and the Proceeds related thereto, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Pledged Stock from the Pledgor.
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         5.  Certain  Covenants.  The  Pledgor  covenants  and  agrees  with the
Administrative Agent for the ratable benefit of itself and the Lenders that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Commitments are terminated:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations; PROVIDED, that in no event shall more than 66.66% of all the issued and outstanding shares of all classes of capital stock of each of the Foreign Subsidiaries constitute collateral security hereunder. In addition, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be held by the Administrative Agent as additional collateral security for the Secured Obligations.

                  (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the
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         Administrative  Agent,  duly endorsed in a manner  satisfactory  to the
         Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (e)  On or  prior  to  the  formation  or  acquisition  of any
         Subsidiary of the Pledgor, the Pledgor agrees to execute such amendments and supplements to this Pledge Agreement, including without limitation the Pledge Agreement Supplement attached hereto, and such other documents and instruments and to take any and all actions, all as shall be necessary, in the reasonable judgment of the Administrative Agent, to pledge the Pledgor's interest therein to the Administrative Agent for the ratable benefit of itself and the Lenders.

                  (f) Without the prior written consent of the Administrative Agent, the Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the shares of capital stock of any Foreign Subsidiary owned by the Pledgor but not pledged hereunder, or any interest therein, except as otherwise permitted pursuant to
         Section 10.3 or Section 10.4 of the Credit Agreement.

         6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in accordance with the terms of the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Documents or this Pledge Agreement.

         7. Rights of the Administrative Agent.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations, in the order set forth in Section 10 of the Security Agreement and (ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the applicable Issuer or otherwise and (B) any
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and all  rights of  conversion,  exchange,  subscription  and any other  rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the
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Pledgor,  which right or equity is hereby waived or released. The Administrative
Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Secured Obligations, in the order set forth in
Section 10 of the Security Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

         9.  Registration Rights; Private Sales.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that, in the event the Administrative Agent is unable to effect a public sale, any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 9 valid and binding and in compliance with any and all other Applicable Laws. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. Amendments, etc. With Respect to the Secured Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain
subject  to  the  Lien  granted  hereby,   notwithstanding   that,  without  any
reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Secured Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Secured Obligations continued, and the Secured Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to any of the Secured Obligations.

         11. Regulatory Approval. The Pledgor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers the Administrative Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC, CRTC, DTI, OFTEL, the Regulating Authority for Telecommunications and Postal Services (Regulierungsbehorde fur Telekommunikation und Post) and any applicable PUC (collectively, the "Regulatory Authorities") or of any other Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each Communications License and PUC Authorization. To enforce the provisions of this Section, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Regulatory Authorities an involuntary transfer of control of each such Communications License and PUC Authorization for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of the Regulatory Authorities, if required, for any action or transactions contemplated by this Pledge Agreement including, without limitation, the preparation, execution and filing with the Regulatory Authorities of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Communications License and PUC Authorizations or transfer of control necessary or appropriate under the rules and regulations of the Regulatory Authorities for the approval of the transfer or assignment of any portion of the Collateral, together with any Communications License and applicable PUC Authorizations. The Pledgor acknowledges that the assignment or transfer of each Communications License and applicable PUC Authorizations is integral to the Administrative Agent's and the Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agrees that each and every covenant contained in this Section may be specifically enforced, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         13. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

         14. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         17. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent; PROVIDED that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 14.11 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. This

Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

         18. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section 14.1 of the Credit Agreement.

         19. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer shall be fully protected in so complying.

         20. Authority of Administrative Agent. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         21. Consent to Jurisdiction. The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in
Section 14.1 of the Credit Agreement. Nothing in this Section 21 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         22.      Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. If in the reasonable determination of the Administrative Agent and its counsel, Section 22(b) is unenforceable under North Carolina law unless paired with a binding arbitration provision, then upon demand of any party made within ninety (90) days after institution of any judicial proceeding, any dispute, claim or controversy between a Lender (or group of Lenders) and a Borrower (or group of Borrowers) (but not any dispute, claim or controversy among any Lenders not involving any Borrower) arising out of, connected with or relating to this Pledge Agreement ("Disputes"), between or among parties to this Pledge Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from supplements to this Pledge Agreement executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Pledge Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (b) Jury Trial. EACH AGENT, LENDER AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Pledge Agreement or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


[CORPORATE SEAL]                             ACC CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                           ACKNOWLEDGEMENT AND CONSENT


         Each Issuer of Pledged Stock referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. Each United States Subsidiary further agrees that the terms of Section 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                             ACC LONG DISTANCE CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC NATIONAL TELECOM CORP.

                                             By_________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC RADIO CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC GLOBAL CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             ACC NATIONAL LONG DISTANCE CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC CREDIT CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC SERVICE CORP.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC TELENTERPRISES LTD.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ACC LONG DISTANCE U.K. LTD.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                                      SCHEDULE 1
                                                                       To Pledge
                                                                       Agreement


                          DESCRIPTION OF PLEDGED STOCK
                              Domestic Subsidiaries

Issuer                    Class of Stock      Certificate No.      No. of Shares

ACC Long
Distance
Corp.                     Common              1                    200

ACC National
Telecom
Corp.                     Common              1                    1

ACC Radio
Corp.                     Common              1                    200

ACC Global
Corp.                     Common              2                    1

ACC National
Long
Distance
Corp.                     Common              1                    1

                          Common              3                    4

ACC Credit Corp.          Common              2                    1

ACC Service Corp.         Common              2                    1

                              Foreign Subsidiaries

Issuer                    Class of Stock      Certificate No.      No. of Shares

ACC Tel-
Enterprises
Ltd.                      Common              C-1                  66

ACC Long
Distance
U.K. Ltd.                 Common              10                   2,000,000

                          Common              7                    3,999,401

                           PLEDGE AGREEMENT SUPPLEMENT


         PLEDGE AGREEMENT  SUPPLEMENT,  dated as of  _______________,  199_ (the
"Supplement"), made by _________, a ________________ corporation (the "Pledgor"), in favor of First Union National Bank, a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreement (as defined in the Pledge Agreement referred to below) for the benefit of itself and the Lenders (as so defined).

         1. Reference is hereby made to that Pledge Agreement, dated as of ___________ ___, 1996, made by the Pledgor in favor of the Administrative Agent (as further amended, restated or otherwise modified, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledge Agreement are used herein as therein defined.

         2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby delivers to the Administrative Agent, for the benefit of the Lenders, [all of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW DOMESTIC SUBSIDIARY]] or [66.66% of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW FOREIGN SUBSIDIARY]] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect to such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in paragraph 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "Pledged Stock" to include the Additional Pledged Stock, with references therein to the "Issuer" to include the New Issuer, and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

         4. The Pledgor shall deliver to the Administrative Agent the Acknowledgement and Consent attached hereto duly executed by the New Issuer. The Additional Pledged Stock pledged hereby is as follows which Pledged Stock shall be deemed part of Schedule 1 thereto:

                          DESCRIPTION OF PLEDGED STOCK

Issuer        Class of Stock        Certificate No.        No. of Shares

         5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

[CORPORATE SEAL]                            ____________________________________


                                            By__________________________________
                                            Name:_______________________________
                                            Title:______________________________

                    ACKNOWLEDGEMENT AND CONSENT OF NEW ISSUER

         The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

         [3. The Issuer further agrees that the terms of Section 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.] [ONLY INCLUDE FOR DOMESTIC SUBSIDIARIES]

                                                     [NAME OF NEW ISSUER]



By:_________________________________
                                               Name:____________________________
                                               Title:___________________________